UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2005

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-20618	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2005, the Board of Directors of RailAmerica, Inc. (the "Company") approved the grant of restricted and performance shares to certain employees and non-employee directors. These grants were issued pursuant to the Company’s 1998 Executive Incentive Compensation Plan, as amended. The restricted shares granted to employees vest ratably at 25% per year over four years starting one year from the date of grant. The vesting of the restricted shares granted to the non-employee directors are indicated below next to the respective director’s name. The performance shares cliff vest at the end of three years based on achievement of compounded growth in earnings per share ("EPS") over a three year period.

The following table sets forth the restricted and performance share grants to employees of the Company that are certain executive officers:

Name; Position; Restricted Shares; Performance Shares
Charles Swinburn; Chief Executive Officer; 7,083; 7,083
Michael J. Howe; Executive Vice President and Chief Financial Officer; 6,250; 6,250
Rodney J. Conklin; Executive Vice President and Chief Operating Officer; 6,250; 6,250
Donald D. Redfearn; President and Chief Administrative Officer; 6,250; 6,250
Thomas Schlosser; Senior Vice President- Western Corridor; 2,167; 2,167
Michael S. Linn; Senior Vice President- Eastern Corridor; 2,167; 2,167
Thomas Owen; Senior Vice President- Marketing and Sales; 2,167; 2,167
Robert J. Rabin; Senior Vice President and Corporate Controller; 2,167; 2,167
Matthew Devine; Senior Vice President- Corporate Development; 2,167; 2,167
Scott Williams; Senior Vice President and General Counsel; 2,167; 2,167

The following table sets forth the restricted share grants for the non-employee directors and their respective vesting periods:

Name; Restricted Shares; Vesting Period
William G. Pagonis; 1,667; 1 year
Douglas R. Nichols; 1,667; 2 years
Richard Rampell; 1,667; 2 years
Harold R. Curtis; 1,667; 1 year
John M. Sullivan; 1,667; 1 year
Ferd C. Meyer; 1,667; 3 years
Anne McNamara; 1,667; 2 years

Attached as exhibits to this 8-K are the respective proposed form of agreements that will be executed between the Company and the recipients of the restricted and performance shares. These exhibits are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are being filed herewith:

99.1 Proposed Form of Restricted Stock Agreement
99.2 Proposed Form of Restricted Stock Agreement for Non-Employee Directors
99.3 Proposed Form of Performance Stock Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc.

June 2, 2005	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Proposed Form of Restricted Stock Agreement
99.2	Proposed Form of Restricted Stock Agreement for Non-Employee Directors
99.3	Proposed Form of Performance Stock Agreement